Exhibit 24.1

POWER OF ATTORNEY RESOLUTION

SIGNATURE AUTHORITY 2013 FORM 10-K

WHEREAS, MYR Group Inc., a Delaware corporation (the “Company”), is required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) under the provisions of the Securities Act of 1934 a Form 10-K for the fiscal year ended December 31, 2013; and

WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his or her name.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints William A. Koertner, Paul J. Evans, and Gerald B. Engen Jr., and each of them individually, his or her true and lawful attorney, with full power to act for him or her and in his or her name, place and stead, to sign his or her name in the capacity or capacities set forth below and generally to do all such things in his or her name and in his or her capacity as an officer to enable the Company to comply with the provisions of the Securities Act of 1934 and all requirements of the Securities and Exchange Commission in connection with the filing of the Form 10-K and any and all amendments thereof with the Securities and Exchange Commission and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 6th day of February, 2014.

/s/ WILLIAM A. KOERTNER
William A. Koertner	Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ PAUL J. EVANS
Paul J. Evans	Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

/s/ GREGORY T. WOLF
Gregory T. Wolf	Vice President and Chief Accounting Officer (Principal Accounting Officer)

/s/ JACK L. ALEXANDER
Jack L. Alexander	Director

/s/ LARRY F. ALTENBAUMER
Larry F. Altenbaumer	Director

/s/ HENRY W. FAYNE
Henry W. Fayne	Director

/s/ BETTY R. JOHNSON
Betty R. Johnson	Director

/s/ GARY R. JOHNSON
Gary R. Johnson	Director

/s/ MAURICE E. MOORE
Maurice E. Moore	Director

/s/ WILLIAM D. PATTERSON
William D. Patterson	Director